Exhibit 10.1

Execution Version

This INSTRUMENT and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the 1st Lien Obligations (as defined in the Intercreditor Agreement referred to below) and the liens securing the 1st Lien Obligations, respectively, in each case in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of MAY 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “Intercreditor Agreement”; capitalized terms used IN THIS PARAGRAPH and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement), among the 1st Lien Agent, the 2nd Lien Creditor, the 3rd Lien Agent (following the execution of the Joinder referred to in Section 8.25 thereof), and the 4th Lien Agent referred to therein, and acknowledged by Babcock & Wilcox Enterprises, Inc., as the Borrower, and the other Guarantors party thereto from time to time; and each holder of this INSTRUMENT, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Intercreditor Agreement. In the event of a conflict between the provisions of this INSTRUMENT and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern and control in all respects.

This instrument and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the PBGC Liens (as defined in the PBGC/GLAS Intercreditor Agreement (as defined below) in the manner and to the extent set forth in that certain Intercreditor Agreement, dated as of MAY 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “PBGC/GLAS Intercreditor Agreement”; capitalized terms used IN THIS PARAGRAPH and not otherwise defined herein shall have the meanings assigned to such terms in the PBGC/GLAS Intercreditor Agreement), between PBGC and THE Subordinated Lien Agent (each as defined in the PBGC/GLAS Intercreditor Agreement), and acknowledged by Babcock & Wilcox Enterprises, Inc., as the issuer, and the other Guarantors (as defined in the PBGC/GLAS Intercreditor Agreement) party thereto from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the PBGC/GLAS Intercreditor Agreement. In the event of a conflict between the provisions of this INSTRUMENT and the provisions of the PBGC/GLAS Intercreditor Agreement, the provisions of the PBGC/GLAS Intercreditor Agreement shall, subject to the provisions of Section 12.15 thereof, govern and control in all respects.

SECURITY AND PLEDGE AGREEMENT

THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of May 19, 2025 among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Company”), the other parties identified as “Grantors” on the signature pages hereto and such other parties that may become Grantors hereunder after the date hereof (together with the Company, each individually a “Grantor”, and collectively, the “Grantors”) and GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) for the Secured Parties.

RECITALS

WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Indenture”) by, among others, among the Company, the Guarantors, the Trustee and the Collateral Agent, the Company will issue 8.75% Senior Secured Lien Notes due 20230 (collectively, the “Notes”); and

WHEREAS, this Agreement is required by the terms of the Indenture.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

(a)            Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture.

(b)            The rules of construction set forth in Sections 1.03 through 1.05 of the Indenture are incorporated herein by reference mutatus mutandis.

(c)            The following terms shall have the meanings set forth in the UCC (defined below): Accession, Account, Account Debtor, Adverse Claim, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of- Credit Right, Manufactured Home, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Security, Software, Supporting Obligation and Tangible Chattel Paper.

(d)            In addition, the following terms shall have the meanings set forth below:

“1st Lien Termination Date” has the meaning provided to such term in the Intercreditor Agreement.

“Agent” means either a First Lien Agent or the Collateral Agent, as applicable.

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3737, and 31 U.S.C. Section 3727), including all amendments thereto and regulations promulgated thereunder.

“Collateral” has the meaning provided in Section 2 hereof.

“Collateral Agent” has the meaning provided in the preamble.

“Company” has the meaning provided in the preamble.

“Control” means the manner in which “control” is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving “control”.

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“Copyright License” means any agreement now or hereafter in existence, providing for the grant by, or to, any rights (including, without limitation, the grant of rights for a party to be designated as an author or owner and/or to enforce, defend, use, display, copy, manufacture, distribute, exploit and sell, make derivative works, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Copyright.

“Copyrights” means, collectively, all of the following of any Grantor: (i) all copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, (ii) all derivative works, counterparts, extensions and renewals of any of the foregoing, (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements, violations or misappropriations of any of the foregoing, (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing throughout the world.

“Excluded Property” means, with respect to any Grantor, (a) any owned or leased real property (other than Material Real Property which is located inside of any Collateral Jurisdiction), (b) unless requested by the Collateral Agent or the Holders of at least a majority in aggregate principal amount of the outstanding Notes, any Intellectual Property for which a perfected Lien thereon is not effected by filing of a UCC or PPSA financing statement, by appropriate evidence of such Lien being filed in the United States Copyright Office, the United States Patent and Trademark Office or similar governmental authority, or by taking customary perfection actions in any Collateral Jurisdiction, (c) the Equity Interests of any Foreign Subsidiary of any Grantor to the extent not required to be pledged to secure the Secured Obligations pursuant to the Collateral Documents, (d) any property which, subject to the terms of Section 4.18(b)(4) of the Indenture, is subject to a Lien of the type described in subclause (5) of the definition of Permitted Liens in the Indenture pursuant to documents that prohibit such Grantor from granting any other Liens in such property, (e) any asset of any Grantor that shall be deemed environmental waste or an environmental hazard under any Applicable Law, (f) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interests thereunder, if and to the extent that a security interest therein is prohibited by or in violation of (x) any Applicable Law, or (y) a term, provision or condition of any such lease, license, contract or agreement (unless in each case, such Applicable Law, term, provision or condition would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law or principles of equity), provided, however, that the foregoing shall cease to be treated as “Excluded Property” (and shall constitute Collateral) immediately at such time as the contractual or legal prohibition shall no longer be applicable (including, without limitation, as a result of the application of the UCC, the PPSA, any Debtor Relief Law or any other Applicable Law or principles of equity, or upon the obtaining of consent from the applicable counterparty to such lease, license, contract or agreement) and to the extent severable, such security interest shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (x) or (y) above, and provided, further the foregoing exclusion shall in no way be construed any time so as to limit, impair or otherwise affect Collateral Agent’s unconditional continuing security interest in and liens upon, and Excluded Property shall not include, any rights or interests of a Grantor in or to the proceeds of, or any monies due or to become due under, any such lease, license, contract or agreement, (g) any intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, provided that that the foregoing (and all goodwill of the businesses of the applicable Grantors associated therewith) shall cease to be treated as “Excluded Property” (and shall constitute Collateral) immediately upon such amendment filing and acceptance, and provided, further the foregoing exclusion shall in no way be construed at any time as to limit, impair or otherwise affect Collateral Agent’s unconditional continuing security interest in and liens upon, and Excluded Property shall not include, any rights or interests of a Grantor in or to the proceeds of, or any receivables due or to become due in connection with, any such intent-to-use United States trademark applications (and all goodwill of the businesses of the applicable Grantors associated therewith), (h) any property to the extent that such grant of a security interest is prohibited by a governmental authority, or requires a consent not obtained of any governmental authority, (i) assets subject to capitalized leases and/or purchase money financing to the extent such capitalized leases and/or purchase money financing are permitted to be outstanding pursuant to the Indenture and to the extent that the operative lease and/or financing documents for such capitalized leases and/or purchase money financing prohibit the granting and/or existing of Liens in favor of Collateral Agent on such assets (but assets described in this clause (i) shall only be Excluded Property until such time as such capitalized lease and/or purchase money financing is paid in full, at which time such assets shall automatically become part of the Collateral and subject to the security interests created in favor of Collateral Agent under the Indenture Documents), and (j) vehicles, trailers and other goods subject to certificate of title laws in any applicable jurisdiction(s) that do not constitute rolling stock; provided that (x) no property that is collateral for any Credit Agreement Obligations or Additional First Lien Obligations shall constitute Excluded Property, and (y) for the avoidance of doubt, no receipts, dividends, distributions, payments or other amounts received by any Grantor from or on behalf of any Person (including, without limitation, any Person whose Equity Interests do not constitute Pledged Equity) shall constitute Excluded Property unless excluded pursuant to clauses (d) or (h) above.

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“Grantor” and “Grantors” have the meaning provided in the preamble.

“Government Contract” means a contract between any Grantor and an agency, department or instrumentality of the United States or any state, municipal or local governmental authority located in the United States or all obligations of any such governmental authority arising under any Account now or hereafter owing by any such governmental authority, as Account Debtor, to any Grantor.

“Intellectual Property” means, collectively, all of the following of any Grantor: (i) all systems software and applications software (including source code and object code), all documentation for such software, including, without limitation, user manuals, flowcharts, functional specifications, operations manuals, and all formulas, processes, ideas and know-how embodied in any of the foregoing, (ii) concepts, discoveries, improvements and ideas, know-how, technology, reports, design information, trade secrets, practices, specifications, test procedures, maintenance manuals, research and development, inventions (whether or not patentable), blueprints, drawings, data, customer lists, catalogs, and all physical embodiments of any of the foregoing, and all claims and rights related to the foregoing, (iii) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses and (iv) other agreements with respect to any rights in any of the items described in the foregoing clauses (i), (ii), and (iii).

“Issuer” means the issuer of any Pledged Equity.

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“Material Contract” means, any contract or other arrangement (other than Indenture Documents), whether written or oral, to which any Grantor is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

“Material Intellectual Property” means Intellectual Property material to the business or operations of the Loan Parties.

“Material Real Property” means any fee-owned real property located in any Collateral Jurisdiction that is owned by any Loan Party with a fair market value in excess of $1,250,000 (at the Closing Date or, with respect to fee-owned real property located in any Collateral Jurisdiction acquired after the Closing Date, at the time of acquisition, in each case, as reasonably estimated by the Company in good faith.

“Notes” has the meaning provided in the recitals.

“Patent License” means any agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights (including, without limitation, the right for a party to be designated as an owner and/or to enforce, defend, make, have made, make improvements, manufacture, use, sell, import, export, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Patent.

“Patents” means collectively, all of the following of any Grantor: (i) all patents, all inventions and patent applications anywhere in the world, (ii) all improvements, counterparts, reissues, divisional, re-examinations, extensions, continuations (in whole or in part) and renewals of any of the foregoing and improvements thereon, (iii) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations or misappropriations of any of the foregoing, (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing throughout the world.

“Pledged Equity” means, with respect to each Grantor, 100% of the issued and outstanding Equity Interests in each Subsidiary of the Company that is directly owned by such Grantor, including the Equity Interests of the Subsidiaries owned by such Grantor as set forth on Schedule 1 attached hereto (as updated from time to time in accordance herewith), in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(1)            all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2)            in the event of any consolidation or merger involving any Issuer and in which such Issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of a Grantor.

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“PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction of Canada other than Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation (including the Civil Code of Quebec) in effect from time to time in such other jurisdiction for purposes of the provisions in the Indenture Documents relating to such validity, perfection, effect of perfection or non-perfection or priority.

“Secured Obligations” means (i) all Obligations, and (ii) all costs and out-of-pocket expenses incurred in connection with the enforcement and collection of the foregoing (including the fees, charges and disbursements of counsel to the extent reimbursable by the Grantors pursuant to Section 7.07 of the Indenture), in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Grantor or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding.

“Secured Parties” means the Holders, the Trustee and the Collateral Agent.

“Trademark License” means any agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights in (including, without limitation, the right for a party to be designated as an owner and/or to enforce, defend, use, mark, police, and require joinder in suit and/or receive assistance from another party) covered in whole, or in part, by a Trademark.

“Trademarks” means, collectively, all of the following of any Grantor: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, other business identifiers, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each United States application to register any trademark or service mark prior to the filing under Applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world, (ii) all counterparts, extensions and renewals of any of the foregoing, (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing, (iv) the right to sue for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing (including the goodwill) throughout the world.

“Trustee” has the meaning provided in the preamble.

“Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title under the laws of any state, all tires and all other appurtenances to any of the foregoing.

“Vessel” means any watercraft or other artificial contrivance used, or capable of being used, as a means of transportation on water (including, without limitation, those whose primary purpose is the maritime transportation of cargo or which are otherwise engaged, used or useful in any business activities of the Grantors) which are owned by and registered (or to be owned and registered) in the name of any of the Grantors, including, without limitation, any Vessel leased or otherwise registered in the foregoing parties’ names, pursuant to a lease or other operating agreement constituting a capital lease obligation, in each case together with all related spares, equipment and any additional improvements, vessel owned, bareboat chartered or operated by a Grantor other than Vessels owned by an entity other than a Grantor and which are managed under Vessel management agreements.

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“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.

“USPTO” means the United States Patent and Trademark Office.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.              Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all cash, currency and Cash Equivalents; (c) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper); (d) those certain Commercial Tort Claims set forth on Schedule 2 (as updated from time to time in accordance herewith); (e) all Deposit Accounts; (f) all Documents; (g) all Equipment; (h) all Fixtures; (i) all General Intangibles; (j) all Goods; (k) all Instruments; (l) all Intellectual Property; (m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights; (p) all Payment Intangibles; (q) all Pledged Equity; (r) all Securities Accounts; (s) all Software; (t) all Supporting Obligations; (u) all Vehicles; (v) all books and records pertaining to the Collateral; (w) all Accessions and all Proceeds and products of any and all of the foregoing; and (x) all other personal property of any kind or type whatsoever now or hereafter owned by such Grantor or as to which such Grantor now or hereafter has the power to transfer interest therein.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to Excluded Property.

If, now or in the future, any of the Secured Obligations include any Special Flood Zone Loan (as defined below), then the following shall apply: any such Special Flood Zone Loan shall not be secured pursuant to any security interest or lien created by this Agreement in personal property that would constitute “contents” located within Flood Zone Improvements (as defined below) collateralizing the Special Flood Zone Loan, where, for purposes of the foregoing, “Flood Zone Improvements” means any “improved” real property that is located within a Special Flood Hazard Area, a “Special Flood Zone Loan” means a loan, line of credit or other credit facility which is secured by Flood Zone Improvements, and the terms “improved” real property, “Special Flood Hazard Area,” and “contents” shall have the meaning ascribed to them by the Flood Disaster Protection Act of 1973, 42 U.S.C. § 4001 et seq., and implementing regulations, 44 C.F.R. Parts 59 et seq., and/or the Federal Emergency Management Agency, all as may be amended from time to time.

The Grantors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (A) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (B) is not to be construed as an assignment of any Intellectual Property.

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Notwithstanding anything to the contrary herein, to the extent any Collateral is located in any jurisdiction outside the United States or the creation or perfection of a Lien in any Collateral may otherwise require any action or documentation outside the United States, no such action or documentation outside the United States shall be required with respect to such Collateral.

3.              Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:

(a)            Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. There exists no Adverse Claim with respect to the Pledged Equity of such Grantor.

(b)            Security Interest/Priority. This Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid and perfected, second-priority (subject only to Permitted Liens having priority by operation of law or pursuant to the Intercreditor Agreement or any other Acceptable Intercreditor Agreement) security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens. No Grantor has authenticated any agreement authorizing any secured party thereunder to file a financing statement, except to perfect Permitted Liens. The taking possession by the Collateral Agent of the certificated securities (if any) evidencing the Pledged Equity and all other Instruments constituting Collateral will perfect and establish the second priority (subject only to Permitted Liens having priority by operation of law or pursuant to the Intercreditor Agreement or any other Acceptable Intercreditor Agreement) of the Collateral Agent’s security interest in all the Pledged Equity evidenced by such certificated securities and such Instruments. With respect to any Collateral consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Grantor, the applicable Securities Intermediary and the Collateral Agent of an agreement granting control to the Collateral Agent over such Collateral, the Collateral Agent shall have a valid and perfected, second-priority (subject only to Permitted Liens having priority by operation of law or pursuant to the Intercreditor Agreement or any other Acceptable Intercreditor Agreement) security interest in such Collateral.

(c)            Types of Collateral. None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes, (v) standing timber, (vi) an aircraft, airframe, aircraft engine or related property, (vii) an aircraft leasehold interest, (viii) a Vessel or (ix) any other interest in or to any of the foregoing.

(d)            Accounts. (i) Each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) no Account of a Grantor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper, to the extent requested by the Collateral Agent, has been endorsed over and delivered to, or submitted to the control of, the Collateral Agent, (iv) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose, (v) the right to receive payment under each Account is assignable and (vi) no Account Debtor has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against the Collateral Agent, whether in any proceeding to enforce the Collateral Agent’s rights in the Collateral otherwise, except defenses, setoffs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts.

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(e)            Equipment and Inventory. With respect to any Equipment and Inventory of a Grantor, each such Grantor has exclusive possession and control of such Equipment and Inventory of such Grantor, except for (i) Equipment leased by such Grantor as a lessee, (ii) Equipment or Inventory in transit with common carriers, or (iii) Equipment or Inventory in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor to the extent such Grantor has complied with Section 4(e). No Inventory of a Grantor is held by a Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement. Collateral consisting of Inventory is of good and merchantable quality, free from defects in all material respects. To the knowledge of such Grantor after due and diligent inquiry, none of such Inventory is subject to any licensing, Patent, Trademark, trade name or Copyright with any Person that restricts any Grantor’s ability to use, manufacture, lease, sell or otherwise dispose of such Inventory. The completion of the manufacturing process of such Inventory by a Person other than the applicable Grantor would be permitted under any contract to which such Grantor is a party or to which the Inventory is subject.

(f)            Authorization of Pledged Equity. All Pledged Equity (i) is duly authorized and validly issued, (ii) is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person, (iii) is beneficially owned as of record by a Grantor and (iv) constitute all the issued and outstanding shares of all classes of the equity of such Issuer issued to such Grantor.

(g)            No Other Equity Interests, Instruments, Etc. As of the Issue Date, (i) no Grantor owns any certificated Equity Interests in any Subsidiary that are required to be pledged and delivered to the Collateral Agent hereunder except as set forth on Schedule 1 attached hereto, and (ii) no Grantor holds any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Collateral Agent pursuant to Section 4(c)(i) other than as set forth on Schedule 3 attached hereto. All such certificated securities, Instruments, Documents and Tangible Chattel Paper have been delivered to the Collateral Agent to the extent (A) requested by the Collateral Agent or (B) as required by the terms of this Agreement and the other Indenture Documents.

(h)            Partnership and Limited Liability Company Interests. None of the Collateral consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

(i)            Contracts; Agreements; Licenses. To the knowledge of Grantors after due and diligent inquiry, no Grantor has any material contracts, agreements or licenses which are non- assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein.

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(j)            Consents; Etc. No approval, consent, exemption, authorization or other action by, notice to, or filing with, any governmental authority or any other Person (including, without limitation, any stockholder, member or creditor of such Grantor), is necessary or required for (i) the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(c)) or by filing an appropriate notice with the USPTO, the United States Copyright Office or similar governmental authority) or (iii) the exercise by the Collateral Agent or the Secured Parties of the rights and remedies provided for in this Agreement (including, without limitation, as against any Issuer), except for (A) the filing or recording of UCC financing statements or other filings under the Assignment of Claims Act, (B) the filing of appropriate notices with the USPTO, the United States Copyright Office or similar governmental authority, (C) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(c)), (D) such actions as may be required by Laws affecting the offering and sale of securities, (E) such actions as may be required by applicable foreign laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries, (F) consents, authorizations, filings or other actions which have been obtained or made, and (G) as may be required with respect to Vehicles registered under a certificate of title.

(k)            Commercial Tort Claims. As of the Issue Date, no Grantor has any Commercial Tort Claims seeking damages in excess of $350,000 individually and $1,250,000 in the aggregate as to all such Commercial Tort Claims, other than as set forth on Schedule 2 attached hereto (as updated from time to time).

(l)            Copyrights, Patents, and Trademarks.

(i)             All Intellectual Property of such Grantor is valid, subsisting, unexpired, enforceable and has not been abandoned except for any invalidity, lapse, abandonment, expiration, or unenforceability that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect (unless affecting or relating in any respect to Material Intellectual Property, in which event such exception does not apply).

(ii)            No holding, decision or judgment has been rendered by any governmental authority that would limit, cancel or question the validity of any Material Intellectual Property of any Grantor.

(iii)           All applications pertaining to the Copyrights, Patents, and Trademarks of each Grantor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents, and Trademarks have been duly and properly filed and issued, in each instance, for such applications, registrations or letters that are Material Intellectual Property.

(iv)           No Grantor has made any assignment or agreement in conflict with the security interest granted by any Grantor in the Intellectual Property of such Grantor hereunder.

(v)            No proceeding, claim or litigation regarding any of the foregoing is pending or, to the best knowledge of such Grantor, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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4.              Covenants. Each Grantor covenants that, until the satisfaction and discharge of the Indenture with respect to the Notes or Legal Defeasance or Covenant Defeasance has occurred, such Grantor shall:

(a)            Maintenance of Perfected Security Interest; Further Information.

(i)             Maintain the security interest created by this Agreement as a second-priority (subject only to Permitted Liens having priority by operation of law or pursuant to the Intercreditor Agreement or any other Acceptable Intercreditor Agreement) perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever (other than the holders of Permitted Liens).

(ii)            From time to time furnish to the Collateral Agent upon the Collateral Agent’s or any Holder’s reasonable request, statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent or such Holder may reasonably request, all in reasonable detail.

(b)            Required Notifications. Each Grantor shall promptly notify the Collateral Agent, in writing, of: (i) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder and (ii) the occurrence of any other event which could reasonably be expected to have a material impairment on the aggregate value of the Collateral or on the security interests created hereby.

(c)            Perfection through Possession and Control.

(i)             If any amount in excess of $350,000 individually or $1,250,000 in the aggregate payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper or Supporting Obligation, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper, Supporting Obligation or Document is either in the possession of such Grantor at all times or, if requested prior to the 1st Lien Termination Date, by any First Lien Agent or after the 1st Lien Termination Date, by the Collateral Agent, to perfect its security interest in such Collateral, is delivered to such Agent duly endorsed in a manner satisfactory to such Agent. To the extent also required by any First Lien Agent prior to the 1st Lien Termination Date or to the extent requested by the Collateral Agent after the 1st Lien Termination Date, such Grantor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to such Agent indicating the Collateral Agent’s security interest in such Tangible Chattel Paper.

(ii)            Deliver to the Collateral Agent promptly upon the receipt thereof by or on behalf of a Grantor, all certificates and instruments constituting Pledged Equity. Prior to delivery to the Collateral Agent, all such certificates constituting Pledged Equity shall be held in trust by such Grantor for the benefit of the Collateral Agent pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit A hereto or other form acceptable to, prior to the 1st Lien Termination Date, the First Lien Agents and, after the 1st Lien Termination Date, the Collateral Agent.

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(iii)           If any Collateral shall consist of Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, Securities Accounts or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of a Securities Account or uncertificated Investment Property, cause the Securities Intermediary or the Company, as applicable, with respect to such Investment Property to execute and deliver) to the Collateral Agent all control agreements, assignments, instruments or other documents as reasonably requested by, prior to the 1st Lien Termination Date, any First Lien Agent or, after the 1st Lien Termination Date, the Collateral Agent, for the purposes of obtaining and maintaining Control of such Collateral.

(d)           Filing of Financing Statements, Notices, Etc. Each Grantor shall execute and deliver to the Collateral Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may reasonably request) and do all such other things as is delivered under the First Lien Documents prior to the 1st Lien Termination Date or, after the 1st Lien Termination Date, as the Collateral Agent may reasonably deem necessary or appropriate (i) to assure to the Collateral Agent its security interests hereunder, including (A) such instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, financing statements (including continuation statements), (B) with regard to Copyrights, a Grant of Security Interest in Copyrights for filing with the United States Copyright Office, or similar governmental authority substantially in the form of Exhibit B or other form acceptable to the Collateral Agent, (C) with regard to Patents, a Grant of Security Interest in Patents for filing with the USPTO, or similar governmental authority substantially in the form of Exhibit C or other form acceptable to the Collateral Agent, (D) with regard to Trademarks, a Grant of Security Interest in Trademarks for filing with the USPTO, or similar governmental authority substantially in the form of Exhibit D or other form acceptable to the Collateral Agent, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. Furthermore, each Grantor also hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as such Grantor’s attorney in fact with full power and for the limited purpose to prepare and file (and, to the extent applicable, sign) in the name of such Grantor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Collateral Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the termination of the Indenture. Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Grantor wherever the Collateral Agent may in its sole discretion desire to file the same.

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(e)            Collateral Held by Warehouseman, Bailee, Etc.

(i)             If any Collateral with a value in excess of $480,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor (or to the extent completed in favor of any First Lien Agent) (A) notify the Collateral Agent of such possession, (B) notify such Person in writing of the Collateral Agent’s security interest for the benefit of the Secured Parties in such Collateral, (C) instruct such Person to hold all such Collateral for the Collateral Agent’s account and subject to the Collateral Agent’s instructions (upon the discharge of Permitted Liens having priority by operation of law or pursuant to the Intercreditor Agreement or any other Acceptable Intercreditor Agreement) and (D) unless otherwise consented to in writing by any First Lien Agent prior to the 1st Lien Termination Date or, after the 1st Lien Termination Date, the Collateral Agent, obtain (1) a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Collateral Agent and (2) such other documentation required by the Collateral Agent (including, without limitation, subordination and access agreements); provided that until the 1st Lien Termination Date, (i) no such written acknowledgement or other documentation shall be required under this Section 4(e) to the extent any such written acknowledgement or documentation in favor of the First Lien Agent already exists and (ii) no such written acknowledgment or documentation in favor of the Collateral Agent shall be required (and each of the Grantors and the Collateral Agent agrees that none of them shall enter into any such written acknowledgement or documentation) unless the First Lien Agent is also a party thereto in a “first lien” or “controlling agent” position.

(ii)            Perfect and protect such Grantor’s ownership interests in all Inventory with a value in excess of $350,000 (or otherwise to the extent completed in favor of any First Lien Agent) stored with a consignee against creditors of the consignee by filing and maintaining financing statements against the consignee reflecting the consignment arrangement filed in all appropriate filing offices, providing any written notices required by the UCC to notify any prior creditors of the consignee of the consignment arrangement, and taking such other actions as may be appropriate to perfect and protect such Grantor’s interests in such inventory under Section 2-326, Section 9-103, Section 9-324 and Section 9-505 of the UCC or otherwise, which such financing statements filed pursuant to this Section shall be assigned to the Collateral Agent, for the benefit of the Secured Parties.

(f)             Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or amend, supplement or modify any Account in any manner that could reasonably be likely to adversely affect the value thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Grantor’s business. Each Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of any Account.

(g)            Commercial Tort Claims. Execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Collateral Agent, or required by Law to create, preserve, perfect and maintain the Collateral Agent’s security interest in any Commercial Tort Claims initiated by or in favor of any Grantor to the extent seeking damages in excess of $350,000 individually or $1,250,000 in the aggregate as to all such Commercial Tort Claims or otherwise to the extent done in favor of any First Lien Agent.

(h)            Inventory. With respect to the Inventory of each Grantor:

(i)             At all times maintain inventory records reasonably satisfactory to, prior to the 1st Lien Termination Date, the First Lien Agents and, after the 1st Lien Termination Date, the Collateral Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory and such Grantor’s cost therefore and daily withdrawals therefrom and additions thereto.

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(ii)            Produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with Applicable Laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto).

(i)             Books and Records. Mark its books and records (and shall cause the Issuer of the Pledged Equity of such Grantor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.

(j)             Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Collateral Agent shall have a perfected Lien on such Fixture or real property so long as, prior to the 1st Lien Termination Date, such Lien is also required by any First Lien Agent.

(k)            Issuance or Acquisition of Equity Interests in Partnerships or Limited Liability Companies.

(i)             Not without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as, prior to the 1st Lien Termination Date, any First Lien Agent may reasonably require or, after the 1st Lien Termination Date, the Collateral Agent may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (A) is dealt in or traded on a securities exchange or in a securities market, (B) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (C) is an investment company security, (D) is held in a Securities Account or (E) constitutes a Security or a Financial Asset.

(ii)            Without the prior written consent of prior to the 1st Lien Termination Date, the First Lien Agents or, after the 1st Lien Termination Date, the Collateral Agent, no Grantor will (A) vote to enable, or take any other action to permit, any applicable Issuer to issue any Investment Property or Equity Interests constituting partnership or limited liability company interests, except for those additional Investment Property or Equity Interests constituting partnership or limited liability company interests that will be subject to the security interest granted herein in favor of the Secured Parties, or (B) enter into any agreement or undertaking, except as permitted under the Indenture, restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any Investment Property or Pledged Equity or Proceeds thereof. The Grantors will defend the right, title and interest of the Collateral Agent in and to any Investment Property and Pledged Equity against the claims and demands of all Persons whomsoever.

(iii)            If any Grantor shall become entitled to receive or shall receive (A) any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, or (B) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties, segregated from other funds of such Grantor, and promptly deliver the same to the Collateral Agent, on behalf of the Secured Parties, in accordance with the terms hereof.

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(l)             Intellectual Property.

(i)             Except to the extent permitted by the Indenture, not do any act or omit to do any act whereby any material Copyright owned by a Grantor may become invalidated and (A) not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (B) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by a Grantor and to maintain each registration of each material Copyright owned by a Grantor including, without limitation, filing of applications for renewal where necessary; and (C) take such actions as it shall reasonably deem appropriate under the circumstances to protect each material Copyright of a Grantor, including, where appropriate, the bringing of suit for infringement, dilution or impairment or seeking injunctive relief and seeking to recover any and all damages for any material infringement, misappropriation, dilution or impairment of any such Copyright.

(ii)            Except to the extent expressly permitted by the Indenture, not make any assignment or agreement in conflict with the security interest granted by each Grantor in the Copyrights of such Grantor hereunder.

(iii)           Except to the extent permitted by the Indenture, (A) continue to use each material Trademark owned by or licensed to a Grantor on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any such Trademark may become invalidated.

(iv)           Except to the extent permitted by the Indenture, not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

(v)            [Reserved].

(vi)           Take all reasonable and necessary steps, including, without limitation, in any proceeding before the USPTO or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and Trademark, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vii)          Promptly sue for infringement, misappropriation, dilution or impairment, to seek injunctive relief where appropriate and to recover any and all damages for infringement, misappropriation, dilution or impairment of any material Patent or Trademark, or to take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

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(viii)         Except to the extent permitted by the Indenture, not make any assignment or agreement in conflict with the security interest granted by each Grantor in the Patents or Trademarks of such Grantor hereunder.

(ix)           Grants to the Collateral Agent a royalty free license to use such Grantor’s Intellectual Property in connection with the enforcement of the Collateral Agent’s rights hereunder, but only to the extent any license or agreement granting such Grantor rights in such Intellectual Property do not prohibit such use by the Collateral Agent.

(m)           Equipment. Maintain each item of Equipment in good working order and condition (reasonable wear and tear and obsolescence excepted).

(n)            Government Contracts. Promptly notify the Collateral Agent, in writing, if it enters into any contract with a governmental authority under which such governmental authority, as account debtor, owes a monetary obligation to any Grantor under any Account.

(o)            Vehicles. Upon the request of the Collateral Agent upon the occurrence and during the continuance of an Event of Default, file or cause to be filed in each office in each jurisdiction which the Collateral Agent shall deem reasonably advisable to perfect its Liens on the Vehicles, all applications for certificates of title or ownership (and any other necessary documentation) indicating the Collateral Agent’s second-priority (subject only to Permitted Liens having priority by operation of law or pursuant to the Intercreditor Agreement or any other Acceptable Intercreditor Agreement) Lien on the Vehicle covered by such certificate, to the extent such Vehicle constitutes Collateral.

(p)            Internet Property Rights. With respect to its rights, titles and interests in and to any internet domain names or registration rights relating thereto, and any internet websites or the content thereof (collectively, “Internet Property Rights”) whether now existing or hereafter created or acquired and wheresoever located, each Grantor shall cause to be delivered to the Collateral Agent an undated transfer document with respect to each of its internet domain names, duly executed in blank by such Grantor and in the form required by the applicable internet domain name registrar, sufficient to effect the transfer of each internet domain name to the transferee thereof named in such transfer form upon delivery to such registrar.

(q)            Further Assurances.

(i)             Promptly upon the request of the Collateral Agent and at the sole expense of the Grantors, to the extent that, prior to the 1st Lien Termination Date, the same are required to be delivered to the First Lien Agents, duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (A) the assignment of any Material Contract, (B) with respect to Government Contracts, assignment agreements and notices of assignment, in form and substance satisfactory to the Collateral Agent, duly executed by any Grantors party to such Government Contract in compliance with the Assignment of Claims Act (or analogous state Applicable Law), and (C) all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement; provided that no Grantor shall be required to take any action to perfect a security interest in any Collateral that the Collateral Agent reasonably determines in its sole discretion that the costs and burdens to the Grantors of perfecting a security interest in such Collateral (including any applicable stamp, intangibles or other taxes) are excessive in relation to value to the Holders afforded thereby.

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(ii)            From time to time upon the Collateral Agent’s reasonable request, promptly furnish such updates to the information disclosed pursuant to this Agreement and the Indenture, including any Schedules hereto or thereto, such that such updated information is true and correct in all material respects as of the date so furnished.

5.             Authorization to File Financing Statements. Each Grantor hereby authorizes the Collateral Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, which such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or “all personal property, whether now owned or hereafter acquired.”

6.             Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein or in any other Indenture Document, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

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7.	Remedies.

(a)            General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Collateral Agent on behalf of the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Indenture Documents, in any other documents relating to the Secured Obligations, or by any Applicable Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Collateral Agent at the expense of the Grantors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by Applicable Law, at any place and time or times, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for money, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems reasonable, in its sole discretion (subject to any and all mandatory legal requirements) and/or (vi) complete and tender each internet domain name transfer document in its own name, place and stead of the Grantor in order to effect the transfer of any internet domain name registration, either to the Collateral Agent or to another transferee, as the case may be and maintain, obtain access to, and continue to operate, in its own name or in the name, place and stead of such Grantor, such Grantor’s internet website and the contents thereof, and all related advertising, linking and technology licensing and other contractual relationships, in each case in connection with the maintenance, preservation, operation, sale or other disposition of the Collateral or for any other purpose permitted under the Indenture Documents or by Applicable Law. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Company of such securities to register such securities for public sale under the Securities Act of 1933. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by Applicable Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. Neither the Collateral Agent’s compliance with Applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Company in accordance with the notice provisions of Section 11.02 of the Indenture at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice (unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide such Grantor such advance notice as may be practicable under the circumstances)). Each Grantor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (A) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (B) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such securities. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by Applicable Law, any Secured Party may be a purchaser at any such sale. To the extent permitted by Applicable Law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of Applicable Law, the Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent may further postpone such sale by announcement made at such time and place. To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Secured Party arising out of the exercise by them of any rights hereunder except to the extent any such claims, damages or demands result solely from the gross negligence or willful misconduct of the Collateral Agent or any other Secured Party as determined by a final non-appealable judgment of a court of competent jurisdiction, in each case against whom such claim is asserted. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC and that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the UCC.

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(b)	Remedies Relating to Accounts.

(i)             During the continuation of an Event of Default, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, (A) each Grantor shall notify (such notice to be in form and substance satisfactory to the Collateral Agent) its Account Debtors and parties to the Material Contracts subject to a security interest hereunder that such Accounts and the Material Contracts have been assigned to the Collateral Agent, for the benefit of the Secured Parties and promptly upon request of the Collateral Agent, instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent and (B) the Collateral Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Collateral Agent or its designee may notify any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Collateral Agent or of the Collateral Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts.

(ii)            Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent’s own convenience and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Neither the Collateral Agent nor the Secured Parties shall have any liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.

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(iii)           During the continuation of an Event of Default, (A) the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications, (B) upon the Collateral Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (C) the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts.

(iv)           Upon the written request of the Collateral Agent, each Grantor shall forward to the Collateral Agent, on the last Business Day of each week, deposit slips related to all cash, money, checks or any other similar items of payment received by the Grantor during such week, and, if requested by the Collateral Agent in writing, copies of such checks or any other similar items of payment, together with a statement showing the application of all payments on the Collateral during such week and a collection report with regard thereto, in form and substance reasonably satisfactory to the Collateral Agent.

(c)            Deposit Accounts/Securities Accounts. Upon the occurrence of an Event of Default and during continuation thereof, the Collateral Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts and Securities Accounts subject to control agreements or held with any Secured Party.

(d)            Investment Property/Pledged Equity. Upon the occurrence of an Event of Default and during continuation thereof, the Collateral Agent shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property or Pledged Equity or other Proceeds paid in respect of any Investment Property or Pledged Equity. Upon the occurrence of an Event of Default and during the continuation thereof, any or all of any Investment Property or Pledged Equity may, at the option of the Collateral Agent, be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such Investment Property, or any such Pledged Equity at any meeting of shareholders, partners or members of the relevant Issuers or otherwise and (ii) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property or Pledged Equity as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property or Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or limited liability company structure of any Issuer or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property or Pledged Equity, and in connection therewith, the right to deposit and deliver any and all of the Investment Property or Pledged Equity with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and the Collateral Agent and the other Secured Parties shall not be responsible for any failure to do so or delay in so doing. In furtherance thereof, each Grantor hereby authorizes and instructs each Issuer with respect to any Collateral consisting of Investment Property and/or Pledged Equity to (A) comply with any instruction received by it from the Collateral Agent in writing that (1) states that an Event of Default has occurred and is continuing and (2) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying following receipt of such notice and prior to notice that such Event of Default is no longer continuing, and (B) except as otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to any Investment Property or Pledged Equity directly to the Collateral Agent. Upon the occurrence of an Event of Default and during continuation thereof, each Grantor shall accept all cash dividends, payments or other distributions made in respect of any Investment Property and any Pledged Equity as the agent of the Secured Parties, hold the same in trust for the Secured Parties, segregated from other funds of such Grantor, and promptly deliver the same to the Collateral Agent, on behalf of the Secured Parties. Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given written notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to this Section 7, each Grantor shall be permitted to exercise all voting and other corporate, company and partnership rights with respect to any Investment Property and Pledged Equity to the extent not inconsistent with the terms of this Agreement and the other Indenture Documents.

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(e)            Material Contracts. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall be entitled to (but shall not be required to): (i) proceed to perform any and all obligations of the applicable Grantor under any Material Contract and exercise all rights of such Grantor thereunder as fully as such Grantor itself could, (ii) do all other acts which the Collateral Agent may deem necessary or proper to protect its security interest granted hereunder, provided such acts are not inconsistent with or in violation of the terms of any of the Indenture, of the other Indenture Documents or Applicable Law, and (iii) sell, assign or otherwise transfer any Material Contract in accordance with the Indenture, the other Indenture Documents and Applicable Law, subject, however, to the prior approval of each other party to such Material Contract, to the extent required under such Material Contract.

(f)             Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Collateral Agent exercises its right to take possession of the Collateral, each Grantor shall also at its expense perform any and all other steps reasonably requested by the Collateral Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Collateral Agent, appointing overseers for the Collateral and maintaining inventory records.

(g)            Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the Secured Parties to exercise any right, remedy or option under this Agreement, any other Indenture Document, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Collateral Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the Secured Parties, nor any party acting as attorney for the Collateral Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder as determined by a final non-appealable judgment of a court of competent jurisdiction. The rights and remedies of the Collateral Agent and the Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Secured Parties may have.

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(h)            Retention of Collateral. In addition to the rights and remedies hereunder, the Collateral Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of Applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

(i)             Waiver; Deficiency. Each Grantor hereby waives, to the extent permitted by Applicable Laws, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Applicable Laws in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(j)             Registration Rights.

(i)             If the Collateral Agent shall determine that in order to exercise its right to sell any or all of the Collateral it is necessary or advisable to have such Collateral registered under the provisions of the Securities Act (any such Collateral, the “Restricted Securities Collateral”), the relevant Grantor will cause each applicable Issuer (and the officers and directors thereof) that is a Grantor or a Subsidiary of a Grantor to (A) execute and deliver all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register such Restricted Securities Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (B) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Restricted Securities Collateral, or that portion thereof to be sold, and (C) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Each Grantor agrees to cause each applicable Issuer (and the officers and directors thereof) to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of the Securities Act.

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(ii)            Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Restricted Securities Collateral valid and binding and in compliance with any and all other Applicable Laws. Each Grantor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

8.	Rights of the Collateral Agent.

(a)            Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i)             to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Collateral Agent may reasonably determine;

(ii)            to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii)           to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

(iv)           to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Grantor on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v)            to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

(vi)           to adjust and settle claims under any insurance policy relating thereto;

(vii)          to execute and deliver all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii)        to institute any foreclosure proceedings that the Collateral Agent may deem appropriate;

(ix)           to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

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(x)            to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the Company thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may reasonably deem appropriate;

(xi)           to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Collateral Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7;

(xii)          to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xiii)         to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

(xiv)         to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(xv)          in the case of any Intellectual Property that constitutes Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the security interests created hereby in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby; and

(xvi)         do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the termination of the Indenture. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in- fact except acts or omissions resulting from its gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers.

(b)            Assignment by the Collateral Agent. The Collateral Agent may from time to time assign the Secured Obligations to a successor Collateral Agent appointed in accordance with the Indenture, and such successor shall be entitled to all of the rights and remedies of the Collateral Agent under this Agreement in relation thereto.

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(c)            The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Collateral Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d)            Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e)	Voting and Payment Rights in Respect of the Pledged Equity.

(i)             So long as no Event of Default shall exist, each Grantor may exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture. During the continuance of an Event of Default, all rights of a Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to the immediately preceding sentence shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

(ii)            So long as no Event of Default shall exist, each Grantor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral which are addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Indenture.

During the continuance of an Event of Default, all rights of a Grantor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to the immediately preceding sentence shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments. All dividends, principal and interest payments which are received by a Grantor contrary to the provisions of the immediately preceding sentence shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor, and shall be forthwith paid over to the Collateral Agent as Collateral in the exact form received, to be held by the Collateral Agent as Collateral and as further collateral security for the Secured Obligations, and the Collateral Agent may apply such dividends, principal and interest payments to the Secured Obligations in accordance with the terms of the Indenture.

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(f)	Releases of Collateral.

(i)             If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Indenture, then the Collateral Agent, at the request and sole expense of such Grantor and subject to the terms of the Indenture, shall promptly execute and deliver to such Grantor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral.

(ii)            The Collateral Agent may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a second-priority (subject only to Permitted Liens having priority by operation of law or pursuant to the Intercreditor Agreement or any other Acceptable Intercreditor Agreement) lien on all Pledged Equity not expressly released or substituted.

9.            Application of Proceeds. After the exercise of remedies provided for in Section 6.02 or 6.03 of the Indenture, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any Secured Party in cash or Cash Equivalents will be applied in reduction of the Secured Obligations in the order set forth in the Indenture.

10.	Continuing Agreement.

(a)            This Agreement shall remain in full force and effect until the termination of the Indenture, at which time this Agreement shall be automatically terminated (other than obligations under this Agreement which expressly survive such termination) and the Collateral Agent shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements or other documents reasonably requested by the Grantors evidencing such termination, all of which shall be in form and substance reasonably satisfactory to the Collateral Agent; provided, however, that the Collateral Agent shall not be required to execute any document on terms which, in its reasonable opinion, would, under Applicable Law, expose the Collateral Agent or the other Secured Parties to liability or create any obligation or entail any adverse consequence other than the release of such liens or security interests without recourse or warranty.

(b)            This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

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11.            Amendments; Waivers; Modifications, Etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Article IX of the Indenture.

12.            Successors in Interest. This Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns.

13.            Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 12.02 of the Indenture.

14.            Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

15.            Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL; Counterparts; Intercreditor Agreement. The terms of Sections 12.09, 12.13, 12.15 and 13.07 of the Indenture with respect to governing law, submission to jurisdiction, waiver of jury trial, counterparts and the Intercreditor Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

16.            Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.            Entirety. This Agreement, the other Indenture Documents, and any separate letter agreements with respect to fees payable to the Collateral Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

18.            Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Collateral Agent or the Secured Parties under this Agreement, under any other of the Indenture Documents or under any other document relating to the Secured Obligations.

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19.            Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Collateral Agent a joinder agreement in a form acceptable to the Collateral Agent. Immediately upon such execution and delivery of such joinder agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Grantor” and have all of the rights and obligations of a Grantor hereunder and this Agreement and the schedules hereto shall be deemed amended by such joinder agreement.

20.            Consent of Issuers of Pledged Equity. Any Grantor that is an Issuer hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Equity by the applicable Grantors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and Applicable Law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such Issuer.

21.	Joint and Several Obligations of Grantors.

(a)            Each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Indenture, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b)            Each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a primary obligor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations, it being the intention of the parties hereto that (i) all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them and (ii) a separate action may be brought against each Grantor to enforce this Agreement whether or not the Company, any other Grantor or any other person or entity is joined as a party.

(c)            Notwithstanding any provision to the contrary contained herein, in any other of the Indenture Documents, to the extent the obligations of a Grantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Grantor hereunder shall be limited to the maximum amount that is permissible under Applicable Law (whether federal or state and including, without limitation, Debtor Relief Laws).

22.            Marshaling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

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23.	Injunctive Relief.

(a)            Each Grantor recognizes that, in the event such Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any other Indenture Document, any remedy of law may prove to be inadequate relief to the Collateral Agent and the other Secured Parties. Therefore, each Grantor agrees that the Collateral Agent and the other Secured Parties, at the option of the Collateral Agent and the other Secured Parties, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(b)            The Collateral Agent, the other Secured Parties and each Grantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Indenture Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any dispute under this Agreement or any other Indenture Document, whether such dispute is resolved through arbitration or judicially.

24.            Secured Parties. Each Secured Party that is not a party to the Indenture who obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Collateral Agent pursuant to the terms of the Indenture, and with respect to the actions and omissions of the Collateral Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Collateral Agent and each of its Affiliates shall be entitled to all of the rights, benefits and immunities conferred under Section 13.05 of the Indenture. It is understood that (i) notwithstanding each Grantor's authorization to the Collateral Agent to file UCC financing statements or continuations thereof, and to take other actions for the perfection and maintenance of the Collateral Agent's security interests in any of the Collateral, the Collateral Agent shall not have any duty to file any such financing statements or continuations thereof or otherwise to perfect the security interests granted to it hereunder, which duties shall be solely those of the Grantors, and (ii) any reference to the Collateral Agent taking any action, making any determinations, requests, directions, consents or elections, deeming any action or document reasonable, appropriate, necessary, appropriate or satisfactory, exercising discretion, or exercising any rights or duties under this Agreement shall be pursuant to written direction of the Trustee, acting at the direction of the required Holders (acting in accordance with the Indenture).

25.            Indenture. In the event of any conflict between any provision in this Agreement and a provision in the Indenture, such provision of the Indenture shall control.

26.            Intercreditor Agreement. Notwithstanding any provision to the contrary in this Agreement, if any intercreditor agreement is entered into in accordance with the Indenture, including the Intercreditor Agreement, in the event of any conflict or inconsistency between the provisions of such intercreditor agreement, including the Intercreditor Agreement, and this Agreement, the provisions of such intercreditor agreement, including the Intercreditor Agreement, shall prevail.

27.            Controlled Collateral. The parties hereto acknowledge and agree that, in accordance with and subject to the terms of the Intercreditor Agreement, until the 1st Lien Termination Date, if Collateral is in the possession or under the control of any First Lien Agent, or of agents or bailees of any First Lien Agent, such Collateral shall be held by such First Lien Agent (or such agents or bailees) as gratuitous bailee on behalf of the Collateral Agent solely for the purpose of perfecting the security interest therein granted under the this Agreement and the Grantors shall have satisfied their obligations hereunder, if any, to deliver possession of such Collateral to Collateral Agent.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

BABCOCK & WILCOX ENTERPRISES, INC.

By:
Name:
Title:

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, LLC
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
THE BABCOCK & WILCOX COMPANY
BABCOCK & WILCOX TECHNOLOGY, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
SOFCO – EFS HOLDINGS LLC
BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX CANADA CORP.
BABCOCK & WILCOX NEW ENERGY HOLDINGS, LLC
BABCOCK & WILCOX SOLAR ENERGY, INC.
BABCOCK & WILCOX CHANUTE, LLC
BABCOCK & WILCOX FPS INC.
BABCOCK & WILCOX DEVELOPMENTS, LLC
MASSILLON NG2H, LLC
WYOMING C2H, LLC
MOUNTAINEER C2H, LLC
BAYOU B2H, LLC

By:
Name:
Title:

[Signature Page to Security Agreement]

Accepted and agreed to as of the date first above written.

GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as Trustee and as Collateral Agent for the Secured Parties

By:
Name:
Title:

[Signature Page to Security Agreement]

Schedule 1

Pledged Equity

Pledgor	Issuer	Type of Organization	Nature of Equity Interest	Certificate #	# of Shares Owned	% of Interest Pledged
Babcock & Wilcox Enterprises, Inc.	Babcock & Wilcox Holdings, LLC	LLC	Membership Interest	N/A	N/A	100%
Babcock & Wilcox Holdings, LLC	Babcock & Wilcox New Energy Holdings, LLC	LLC	Membership Interest	N/A	N/A	100%
Babcock & Wilcox Holdings, LLC	The Babcock & Wilcox Company	Corporation	Ordinary	3	100,101	100%
Babcock & Wilcox New Energy Holdings, LLC	Babcock & Wilcox FPS Inc.	Corporation	Ordinary	1	100	100%
Babcock & Wilcox New Energy Holdings, LLC	Babcock & Wilcox Developments, LLC	LLC	Membership Interest	N/A	N/A	100%
Babcock & Wilcox New Energy Holdings, LLC	Babcock & Wilcox Solar Energy, Inc.	Corporation	Ordinary	7 & 8	13.2 & 19.8	100%
Babcock & Wilcox New Energy Holdings, LLC	Babcock & Wilcox Chanute, LLC	LLC	Membership Interest	N/A	N/A	100%
Babcock & Wilcox Developments, LLC	Massillon NG2H, LLC	LLC	Membership Interest	N/A	N/A	100%
Babcock & Wilcox Developments, LLC	Wyoming C2H, LLC	LLC	Membership Interest	N/A	N/A	100%
Babcock & Wilcox Developments, LLC	Mountaineer C2H, LLC	LLC	Membership Interest	N/A	N/A	100%
Babcock & Wilcox Developments, LLC	Bayou B2H, LLC	LLC	Membership Interest	N/A	N/A	100%

Schedule 1 to Security Agreement

Pledgor	Issuer	Type of Organization	Nature of Equity Interest	Certificate #	# of Shares Owned	% of Interest Pledged
The Babcock & Wilcox Company	Babcock & Wilcox International Sales and Service Corporation	Corporation	Ordinary	5	1,000	100%
The Babcock & Wilcox Company	Babcock & Wilcox Equity Investments, LLC	LLC	Membership Interest	N/A	N/A	100%
The Babcock & Wilcox Company	Babcock & Wilcox Technology, LLC	LLC	Membership Interest	N/A	N/A	100%
The Babcock & Wilcox Company	Babcock & Wilcox International, Inc.	Corporation	Ordinary	3	1,000	100%
The Babcock & Wilcox Company	Diamond Power International, LLC	LLC	Membership Interest	N/A	N/A	100%
The Babcock & Wilcox Company	Americon, LLC	LLC	Membership Interest	N/A	N/A	100%
The Babcock & Wilcox Company	Babcock & Wilcox SPIG, Inc.	Corporation	Ordinary	2	1,000	100%
Babcock & Wilcox Technology, LLC	SOFCo – EFS Holdings LLC	LLC	Membership Interest	N/A	N/A	100%
Diamond Power International, LLC	Diamond Power Equity Investments, Inc.	Corporation	Ordinary	1	1,000	100%
Diamond Power International, LLC	Diamond Power Operating Co., Inc.	Corporation	Ordinary	1	1,000	100%
Diamond Power Equity Investments, Inc.	Diamond Power China Holdings, Inc.	Corporation	Ordinary	1	1,000	100%
Americon, LLC	Babcock & Wilcox Construction Co., LLC	LLC	Membership Interest	N/A	N/A	100%
Americon, LLC	Americon Equipment Services, Inc.	Corporation	Ordinary	1	1,000	100%

Schedule 1 to Security Agreement

Schedule 2

Commercial Tort Claims

None.

Schedule 2 to Security Agreement

Schedule 3

Instruments, Documents or Tangible Chattel Paper

None.

Schedule 3 to Security Agreement

EXHIBIT A

[FORM OF]

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following Equity Interests of [          ], a [        ] [corporation] [limited liability company]:

No. of Shares Certificate No.

and irrevocably appoints       its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

[ASSIGNOR]

By:
Name:
Title:

Exhibit A to Security Agreement

EXHIBIT B

GRANT OF SECURITY INTEREST IN COPYRIGHTS

[see attached]

Exhibit B to Security Agreement

This instrument and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the 1st Lien Obligations (as defined in the Subordination Agreement referred to below) and the liens securing the 1st Lien Obligations, respectively, in each case in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of May 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “Intercreditor Agreement”; capitalized terms used herein and not otherwise defined IN THIS PARAGRAPH shall have the meanings assigned to such terms in the Intercreditor Agreement), among the 1st Lien Agent, the 2nd Lien Creditor, the 3rd Lien Agent (following the execution of the Joinder referred to in Section 8.25 thereof), and the 4th Lien Agent referred to therein, and acknowledged by Babcock & Wilcox Enterprises, Inc., as the Borrower, and the other Guarantors party thereto from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Intercreditor Agreement. In the event of a conflict between the provisions of this instrument and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern and control in all respects.

This instrument and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the PBGC Liens (as defined in the PBGC/GLAS Intercreditor Agreement (as defined below) in the manner and to the extent set forth in that certain Intercreditor Agreement, dated as of MAY 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “PBGC/GLAS Intercreditor Agreement”; capitalized terms used IN THIS PARAGRAPH and not otherwise defined IN THIS PARAGRAPH shall have the meanings assigned to such terms in the PBGC/GLAS Intercreditor Agreement), between PBGC and THE Subordinated Lien Agent (each as defined in the PBGC/GLAS Intercreditor Agreement), and acknowledged by Babcock & Wilcox Enterprises, Inc., as the issuer, and the other Guarantors (as defined in the PBGC/GLAS Intercreditor Agreement) party thereto from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the PBGC/GLAS Intercreditor Agreement. IN THE EVENT OF A CONFLICT BETWEEN THE PROVISIONS OF THIS INSTRUMENT AND THE PROVISIONS OF THE PBGC/GLAS INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE PBGC/GLAS INTERCREDITOR AGREEMENT SHALL, SUBJECT TO THE PROVISIONS OF SECTION 12.15 THEREOF, GOVERN AND CONTROL IN ALL RESPECTS.

B-1

GRANT OF SECURITY INTEREST IN COPYRIGHTS

[DATE]

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, each of the undersigned (each, individually, a “Grantor”, and collectively, the “Grantors”), hereby grants to GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) for the Secured Parties (in such capacity, the “Grantee”), a continuing security interest in (i) all of such Grantor’s right, title and interest in, to and under the copyright registrations and copyright applications (the “Copyrights”) set forth on Schedule A attached hereto, (ii) all proceeds and products of the Copyrights, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Copyrights.

THIS GRANT OF SECURITY INTEREST IN COPYRIGHTS (this “Grant”) is made to secure the satisfactory performance and payment of all the Secured Obligations of each Grantor, as such term is defined in that certain Indenture, dated as of May 19, 2025 (as amended, modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Indenture”), by, among others, Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”), the Guarantors party thereto from time to time, and GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as Trustee and Collateral Agent for the Secured Parties.

This Grant has been granted in conjunction with the security interest granted to the Grantee under that certain Security and Pledge Agreement, dated as of May 19, 2025 (as amended, modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Security Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Security Agreement, as applicable). The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

THIS GRANT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Notwithstanding any provision to the contrary in this Grant, if any intercreditor agreement is entered into in accordance with the Indenture, including the Intercreditor Agreement, in the event of any conflict or inconsistency between the provisions of such intercreditor agreement, including the Intercreditor Agreement, and this Grant, the provisions of such intercreditor agreement, including the Intercreditor Agreement, shall prevail.

[Remainder of Page Intentionally Blank]

B-2

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date above first written.

[ ], as a Grantor

By:
Name:
Title:

[ ], as Grantee

By:
Name:
Title:

B-3

SCHEDULE A

B-4

EXHIBIT C

GRANT OF SECURITY INTEREST IN PATENTS

[see attached]

Exhibit C to Security Agreement

This instrument and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the 1st Lien Obligations (as defined in the Subordination Agreement referred to below) and the liens securing the 1st Lien Obligations, respectively, in each case in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of May 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “Intercreditor Agreement”; capitalized terms used herein and not otherwise defined IN THIS PARAGRAPH shall have the meanings assigned to such terms in the Intercreditor Agreement), among the 1st Lien Agent, the 2nd Lien Creditor, the 3rd Lien Agent (following the execution of the Joinder referred to in Section 8.25 thereof), and the 4th Lien Agent referred to therein, and acknowledged by Babcock & Wilcox Enterprises, Inc., as the Borrower, and the other Guarantors party thereto from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Intercreditor Agreement. In the event of a conflict between the provisions of this instrument and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern and control in all respects.

This instrument and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the PBGC Liens (as defined in the PBGC/GLAS Intercreditor Agreement (as defined below) in the manner and to the extent set forth in that certain Intercreditor Agreement, dated as of MAY 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “PBGC/GLAS Intercreditor Agreement”; capitalized terms used IN THIS PARAGRAPH and not otherwise defined IN THIS PARAGRAPH shall have the meanings assigned to such terms in the PBGC/GLAS Intercreditor Agreement), between PBGC and THE Subordinated Lien Agent (each as defined in the PBGC/GLAS Intercreditor Agreement), and acknowledged by Babcock & Wilcox Enterprises, Inc., as the issuer, and the other Guarantors (as defined in the PBGC/GLAS Intercreditor Agreement) party thereto from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the PBGC/GLAS Intercreditor Agreement. IN THE EVENT OF A CONFLICT BETWEEN THE PROVISIONS OF THIS INSTRUMENT AND THE PROVISIONS OF THE PBGC/GLAS INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE PBGC/GLAS INTERCREDITOR AGREEMENT SHALL, SUBJECT TO THE PROVISIONS OF SECTION 12.15 THEREOF, GOVERN AND CONTROL IN ALL RESPECTS.

C-1

GRANT OF SECURITY INTEREST IN PATENTS

[DATE]

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, each of the undersigned (each, individually, a “Grantor”, and collectively, the “Grantors”), hereby grants to GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) for the Secured Parties (in such capacity, the “Grantee”), a continuing security interest in (i) all of such Grantor’s right, title and interest in, to and under the patents and patent applications (the “Patents”) set forth on Schedule A attached hereto, (ii) all proceeds and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents.

THIS GRANT OF SECURITY INTEREST IN PATENTS (this “Grant”) is made to secure the satisfactory performance and payment of all the Secured Obligations of each Grantor, as such term is defined in that certain Indenture, dated as of May 19, 2025 (as amended, modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Indenture”), by, among others, Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”), the Guarantors party thereto from time to time, and GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as Trustee and Collateral Agent for the Secured Parties. This Grant has been granted in conjunction with the security interest granted to the Grantee under that certain Security and Pledge Agreement, dated as of May 19, 2025 (as amended, modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Security Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Security Agreement, as applicable). The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

THIS GRANT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Notwithstanding any provision to the contrary in this Grant, if any intercreditor agreement is entered into in accordance with the Indenture, including the Intercreditor Agreement, in the event of any conflict or inconsistency between the provisions of such intercreditor agreement, including the Intercreditor Agreement, and this Grant, the provisions of such intercreditor agreement, including the Intercreditor Agreement, shall prevail.

[Remainder of Page Intentionally Blank]

C-2

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date above first written.

[ ], as a Grantor

By:
Name:
Title:

[ ], as Grantee

By:
Name:
Title:

C-3

SCHEDULE A

C-4

EXHIBIT D

GRANT OF SECURITY INTEREST IN TRADEMARKS

[see attached]

Exhibit D to Security Agreement

This instrument and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the 1st Lien Obligations (as defined in the Subordination Agreement referred to below) and the liens securing the 1st Lien Obligations, respectively, in each case in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of May 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “Intercreditor Agreement”; capitalized terms used herein and not otherwise defined IN THIS PARAGRAPH shall have the meanings assigned to such terms in the Intercreditor Agreement), among the 1st Lien Agent, the 2nd Lien Creditor, the 3rd Lien Agent (following the execution of the Joinder referred to in Section 8.25 thereof), and the 4th Lien Agent referred to therein, and acknowledged by Babcock & Wilcox Enterprises, Inc., as the Borrower, and the other Guarantors party thereto from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Intercreditor Agreement. In the event of a conflict between the provisions of this instrument and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern and control in all respects.

This instrument and the rights and obligations evidenced hereby, and any collateral security with respect thereto, are subordinate to the PBGC Liens (as defined in the PBGC/GLAS Intercreditor Agreement (as defined below) in the manner and to the extent set forth in that certain Intercreditor Agreement, dated as of MAY 19, 2025 (as amended, modified, supplemented, extended, renewed, restated or replaced and in effect from time to time, the “PBGC/GLAS Intercreditor Agreement”; capitalized terms used IN THIS PARAGRAPH and not otherwise defined IN THIS PARAGRAPH shall have the meanings assigned to such terms in the PBGC/GLAS Intercreditor Agreement), between PBGC and THE Subordinated Lien Agent (each as defined in the PBGC/GLAS Intercreditor Agreement), and acknowledged by Babcock & Wilcox Enterprises, Inc., as the issuer, and the other Guarantors (as defined in the PBGC/GLAS Intercreditor Agreement) party thereto from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the PBGC/GLAS Intercreditor Agreement. IN THE EVENT OF A CONFLICT BETWEEN THE PROVISIONS OF THIS INSTRUMENT AND THE PROVISIONS OF THE PBGC/GLAS INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE PBGC/GLAS INTERCREDITOR AGREEMENT SHALL, SUBJECT TO THE PROVISIONS OF SECTION 12.15 THEREOF, GOVERN AND CONTROL IN ALL RESPECTS.

D-1

GRANT OF SECURITY INTEREST IN TRADEMARKS

[DATE]

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, each of the undersigned (each, individually, a “Grantor”, and collectively, the “Grantors”), hereby grants to GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) for the Secured Parties (in such capacity, the “Grantee”), a continuing security interest in (i) all of such Grantor’s right, title and interest in, to and under the trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto, (ii) all proceeds and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated, and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks.

THIS GRANT OF SECURITY INTEREST IN TRADEMARKS (this “Grant”) is made to secure the satisfactory performance and payment of all the Secured Obligations of each Grantor, as such term is defined in that certain Indenture, dated as of May 19, 2025 (as amended, modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Indenture”), by, among others, Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”), the Guarantors party thereto from time to time, and GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, in its separate capacities as Trustee and Collateral Agent for the Secured Parties.

This Grant has been granted in conjunction with the security interest granted to the Grantee under that certain Security and Pledge Agreement, dated as of May 19, 2025 (as amended, modified, extended, restated, replaced, amended and restated, or supplemented from time to time, the “Security Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Security Agreement, as applicable). The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

THIS GRANT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Notwithstanding any provision to the contrary in this Grant, if any intercreditor agreement is entered into in accordance with the Indenture, including the Intercreditor Agreement, in the event of any conflict or inconsistency between the provisions of such intercreditor agreement, including the Intercreditor Agreement, and this Grant, the provisions of such intercreditor agreement, including the Intercreditor Agreement, shall prevail.

[Remainder of Page Intentionally Blank]

D-2

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date above first written.

[ ], as a Grantor

By:
Name:
Title:

[ ], as Grantee

By:
Name:
Title:

D-3

SCHEDULE A

D-4